UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November  19, 2007
Date of Report (Date of Earliest Event Reported)

Neurologix, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-13347	06-1582875
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Bridge Plaza, Fort Lee, New Jersey 07024
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (201) 592-6451

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On November 19, 2007 (the “Closing Date”), Neurologix, Inc. (the “Company”) issued and sold 428,571 shares of a newly created series of preferred stock, par value $0.10 per share, designated as Series D Convertible Preferred Stock (the “Series D Stock”), and warrants (the “Warrants”) to purchase approximately 3,232,758 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), to General Electric Pension Trust (“GE”) and Corriente Master Fund, L.P. (“Corriente” and, together with GE, the “Series D Investors”), pursuant to a Stock and Warrant Subscription Agreement (the “Series D Subscription Agreement”), dated as of November 19, 2007, by and among the Company, the Series D Investors and, solely with respect to Sections 3.2 and 3.3 thereof, Martin J. Kaplitt, M.D. and Palisade Private Holdings LLC.  The Series D Stock was issued and sold at a price of $35 per share for an aggregate consideration of $15,000,000.

The Company also entered into a Registration Rights Agreement (the “Registration Rights Agreement”), dated as of November 19, 2007, by and among the Company, the Series D Investors and the holders (the “Series C Investors”) of the Company’s Series C Convertible Preferred Stock, par value $0.10 per share (the “Series C Stock”), which provides, collectively to the Series D Investors and the Series C Investors, certain registration rights for the shares of Common Stock underlying the securities of the Company owned by them.

As part of this transaction, each share of Series C Stock, held by a Series C Investor who purchased at least the same dollar amount of Series D Stock as its initial purchase of Series C Stock, was automatically converted, effective as of the Closing Date, into 0.710172 shares of Series D Stock and 0.408109 additional shares of Series C Stock (hereinafter, the “Series C Conversion”).  As a result, an aggregate of 230,184 shares of Series C Stock was converted into 163,470 shares of Series D Stock and 93,940 shares of Series C Stock.

As a condition to the closing of this transaction, the Series C Investors were required to consent to (i) the issuance of the Series D Stock, (ii) certain amendments to the Stock and Warrant Subscription Agreement (the “Series C Subscription Agreement”), dated as of May 10, 2006, among the Company, the Series C Investors and the other parties named therein and (iii) changes to the terms of the Series C Stock as contained in the Certification of Designations, Preference and Rights of Series C Stock filed on May 10, 2006 (the “Original Series C Certificate”).  A brief description of the material amendment or changes to the Series C Subscription Agreement and the Original Series C Certificate are set forth below.

The following is a brief summary of the material documents.  This summary is qualified in its entirety by reference to the full text of the documents and agreements which are set forth as Exhibits to this Form 8-K.

Series D Subscription Agreement

Pursuant to the Series D Subscription Agreement, the Company issued and sold 428,571 shares of Series D Stock and Warrants to purchase approximately 3,232,758 shares of Common Stock to the Series D Investors.  Each share of Series D Stock is presently convertible into 30.1724 shares of Common Stock.  A description of the terms of the Series D Stock is provided in Item 5.03 below and is incorporated herein by reference.

Under the terms of the Series D Subscription Agreement, transfers of the Series D Stock are required to be in compliance with the Securities Act of 1933, as amended (the “Securities Act”), and all shares of Series D Stock must bear an appropriate legend regarding restrictions on transferability.  The Series D Subscription Agreement also provides the Series D Investors with a right of first refusal with respect to private sales of securities by the Company and by certain of the Company’s principal stockholders.  In addition, the Series D Investors are granted tag-along rights with respect to private sales of securities by such principal stockholders.  Under the Series D Subscription Agreement, each Series D Investor is indemnified against certain losses, liabilities and costs relating to matters with respect to such Agreement, including breaches of representations, warranties and covenants of the Company.

The full text of the Series D Subscription Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Registration Rights Agreement

The Registration Rights Agreement provides the Series C Investors and Series D Investors with certain demand and piggyback registration rights for the shares of Common Stock underlying the Series C Stock, the Series D Stock, the warrants issued to the Series C Investors and the Warrants.  The Registration Rights Agreement, by its terms, amends the Series C Subscription Agreement by deleting the registration rights which were included therein.

Until the Company is eligible to file a shelf registration statement on Form S-3, the Company will effect a registration statement on Form S-1 or Form SB-1 for all or any portion of the Registrable Securities (as defined in the Registration Rights Agreement), provided that the reasonably anticipated aggregate price thereof exceeds $1,000,000, upon the request of holders of at least 50% of the Registrable Securities (the “Requesting Holders”).  The Company will not be required to effect more than three registration statements on Form S-1, except that the Company may be required to effect one additional registration statement on Form S-1 if the number of shares requested by any Requesting Holder had been reduced by an aggregate of 25%, or more, by the underwriters in all prior registration statements on Form S-1 for which registration had been requested by the Requesting Holder.

Once the Company becomes eligible to file a registration statement on Form S-3, any Series C Investor or Series D Investor may request an unlimited number of registrations on Form S-3, provided that the aggregate value of securities being registered is at least $500,000.  The Company may be required to maintain the effectiveness of a registration statement on either Form S-1 or S-3, as the case may be, for up to two years following it being declared effective by the Securities and Exchange Commission.

The Registration Rights Agreement also provides for unlimited piggyback registration rights with respect to the Registrable Securities.

The full text of the Registration Rights Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Warrants

As described above, the Company has issued Warrants to purchase an aggregate of approximately 3,232,758 shares of Common Stock.  The per share exercise price of the Warrants is $1.39, subject to adjustment as provided therein.  The Warrants are exercisable at the option of the holder thereof, at any time and from time to time, prior to their expiration date which is the seventh anniversary of their issuance.  The Warrants provide for a cashless exercise and also provide for an automatic exercise at the end of their term if they are in the money.  The Warrants are subject to weighted average anti-dilution protection.

The full text of the form of warrant certificate is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Series D Certificate

On November 19, 2007, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designations, Preferences and Rights of the Series D Stock (the “Series D Certificate”) which sets forth the terms of the Series D Stock, as more fully described in Item 5.03 of this Form 8-K.

Series C Certificate

On November 19, 2007, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designations, Preferences and Rights of the Series C Stock (the “Series C Certificate”) which contained changes to the Original Series C Certificate, as more fully described in Item 5.03 of this Form 8-K.

Amendment of the Series C Subscription Agreement

On November 19, 2007, the Series C Subscription Agreement was amended as follows:  (i) Section 3.1(a) was amended so that all holders of Series C Stock and all holders of a security that is pari passu with the Series C Stock will be entitled to participate, pro rata, in the right of first refusal set forth therein in respect of the Offered Securities (as defined therein), (ii) Section 3.1(c)(i) was amended to extend the period between the expiration of the 15-day notice period to holders of the Series C Stock of a potential stock sale and the closing of the sale from 45 days to 75 days, (iii) Section 3.2(a) was amended so that all holders of Series C Stock and all holders of Series D Stock will be factored into the calculation for determining the pro rata participation in the right of first refusal with respect to any equity securities of the Company proposed to be sold by a Holder (as defined therein) and (iv) Section 3.3 was amended so that all holders of Series C Stock and all holders of a security that is pari passu with the Series C Stock will be treated, on a pari passu basis, in connection with any tag-along rights associated with any sale of the Company’s securities by a Holder.  The Registration Rights Agreement also amended the Series C Subscription Agreement by deleting the registration rights in Section 3.9 in its entirety.

The full text of the amendments is included in the letters attached hereto as Exhibits 10.4, 10.5, and 10.6 and are incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities

As disclosed under Item 1.01 hereof, the Company, on November 19, 2007, sold 428,571 shares of Series D Stock and Warrants to purchase approximately 3,232,758 shares of Common Stock pursuant to the Series D Subscription Agreement.  The aggregate consideration received by the Company in connection with this transaction was $15,000,000.  Also, as described under Item 1.01 hereof, the Company issued 163,470 shares of Series D Stock and 93,940 shares of Series C Stock pursuant to the Series C Conversion.  The Company did not receive any additional consideration in connection with the Series C Conversion.  No underwriting discounts or commissions were paid by the Company in connection with the sale of shares of Series D Stock or the Series C Conversion.  The sale of shares of Series D Stock was exempt from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.  The Company relied, as applicable, upon the representations made by the Series D Investors in determining that such exemptions were available.

The holders of both the Series C Stock and the Series D Stock have the right, at any time or from time to time, to convert their shares of Series C Stock or Series D Stock into shares of Common Stock at the applicable conversion prices set forth in the respective Series C Certificate and Series D Certificate.  Currently, each share of Series C Stock is convertible into 21.4724 shares of Common Stock, and each share of Series D Stock is convertible into 30.1724 shares of Common Stock.  In addition, the shares of Series C Stock and Series D Stock are automatically converted into Common Stock if there is a consummated public offering of the Common Stock for at least $50,000,000, at a per share price of $5.65 (in accordance with the Series C Certificate) or $3.48 (in accordance with the Series D Certificate), or if 70% in interest of the Series C Investors or Series D Investors, as the case may be, agree to effect such a conversion.

The Warrants are exercisable as more fully described under the heading, “Warrant” set forth in Item 1.01 above, which is incorporated herein by reference.

The Series C Conversion and the full terms of the Series C Stock and the Series D Stock are set forth in the Series C Certificate and the Series D Certificate.  See Item 5.03 of this Form 8-K.

Item 3.03  Material Modification of Rights of Security Holders

The information disclosed in items 1.01 and 5.03 of this Form 8-K is incorporated herein by reference.

Item 5.03  Amendments of Articles of Incorporation or Bylaws; Change in Fiscal Year

As noted in Item 1.01 above, the Company, on November 19, 2007, filed the Series C Certificate and the Series D Certificate with the Secretary of State of the State of Delaware.

Series C Certificate

Certain terms of the Original Series C Certificate were changed in connection with the sale of the Series D Stock.  The Original Series C Certificate was changed (i) to provide for a 9% semi-annual cash dividend in lieu of the PIK Dividends (as defined in the Original Series C Certificate) and the participating dividends on the Series C Stock, (ii) to add a provision allowing the Company to pay accrued and unpaid dividends in either cash or shares of Common Stock upon a conversion of Series C Stock, (iii) to change the provision requiring the consent of at least 70% of the holders of shares of Series C Stock for the authorization, creation or issuance of any security or convertible security that is pari passu with, or senior to, the Series C Stock so that it is only applicable with respect to the issuance of a security that is senior to the Series C Stock and junior to the Series D Stock and (iv) to add provisions for the Series C Conversion.

The full text of the Series C Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Series D Certificate

Under the terms of the Series D Certificate, the Series D Stock will accrue dividends at a rate of 7% per annum.  Dividends are payable in semi-annual installments and accrue, cumulatively, until paid.  Accrued and unpaid dividends on the Series D Stock may be paid in either cash or shares of Common Stock upon a conversion thereof.

Upon a liquidation event (such as a liquidation, merger or sale of substantially all of the Company’s assets), the holders of the Series D Stock, on a pari passu basis with the holders of the Company’s Series A Preferred Stock, will have a liquidation preference prior and in preference to the holders of the Series C Stock and Common Stock or any other class or series of capital stock ranking junior to the Series D Stock, and will be entitled to receive a per share amount equal to the greater of:  (i) $35 plus all accrued and unpaid dividends thereon or (ii) the amount payable upon conversion of the Series D Stock into shares of Common Stock.

The Series D Investors vote together with all other classes and series of capital stock of the Company as a single class on all actions to be taken by the Company’s stockholders, except that, as long as the Series D Stock comprises at least 5% of the Company’s outstanding capital stock, the approval of the holders in interest of 70% of the Series D Stock is required to (i) create any new class of capital stock that is senior to, or on parity with, the Series D Stock, (ii) amend the Company’s Certificate of Incorporation, including the Series D Certificate, in any manner that adversely affects the Series D Stock and (iii) purchase or redeem any of the Company’s capital stock or pay dividends thereon.  Each share of Series D Stock will be entitled to a number of votes per share equal to the number of shares of Common Stock underlying such share of Series D Stock.

The Series D Stock is convertible into shares of Common Stock as more fully described in Item 5.03 of this Form 8-K.  Subject to certain exceptions, the number of shares issuable upon any such conversion is subject to adjustment for future issuances of shares of Common Stock, or securities exercisable for, or convertible or exchangeable into, shares of Common Stock, at prices below the conversion price then in effect for the Series D Stock.  There is no termination date for this anti-dilution protection.  The Series D Stock is also subject to customary adjustment for stock splits and reverse splits, and corporate transaction such as mergers and reorganizations.

The Company may not redeem the Series D Stock at any time.

The full text of the Series D Certificate is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)           Exhibits.

See Exhibit Index below.

EXHIBIT INDEX

Number	Title

3.1	Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of the Company.

3.2	Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock of the Company.

10.1
Stock and Warrant Subscription Agreement, dated as of November 19, 2007, by and among the Company, General Electric Pension Trust, Corriente Master Fund, L.P. and, solely with respect to Sections 3.2 and 3.3 thereof, Martin J. Kaplitt, M.D. and Palisade Private Holdings LLC.

10.2
Registration Rights Agreement, dated as of November 19, 2007, by and among the Company, General Electric Pension Trust, DaimlerChrysler Corporation Master Retirement Trust, certain funds managed by ProMed Asset Management LLC and Corriente Master Fund, L.P.

10.3	Form of Warrant Certificate.

10.4	Letter, dated as of November 8, 2007, by and between Neurologix, Inc. and General Electric Pension Trust.

10.5	Letter, dated as of November 8, 2007, by and between Neurologix, Inc. and DaimlerChrysler Master Retirement Trust.

10.6	Letter, dated as of November 8, 2007, by and between Neurologix, Inc. and certain funds managed by ProMed Asset Management LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

NEUROLOGIX, INC.

Date: November 21, 2007	By:	/s/ Marc L. Panoff
Name: Marc L. Panoff
Title: Chief Financial Officer, Secretary and Treasurer